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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):

                               September 20, 2001

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                             THE WALT DISNEY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                    (STATE OF JURISDICTION OF INCORPORATION)


       1-11605                                                  95-4545390
(COMMISSION FILE NUMBER)                                      (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


500 South Buena Vista Street, Burbank, California                 91521
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                 (818) 560-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.  Other Events.

                  On September 20, 2001, the Registrant issued a press release announcing that it had purchased through Goldman Sachs & Co. 50 million shares of the Registrant's common stock from certain significant stockholders and related parties at a discount to the then current market price of the stock. In addition, the Registrant announced that Goldman Sachs had purchased 85 million shares of the Registrant's common stock from such stockholders at the same purchase price, which Goldman Sachs intended to resell into the market.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE WALT DISNEY COMPANY



                                             By: /s/ David K. Thompson
                                                 ----------------------
                                                 David K. Thompson
                                                 Senior Vice President
                                                 Assistant General Counsel


Dated:   September 20, 2001